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                                                                    EXHIBIT 10.1


                  AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

                            DATED AS OF JUNE __, 2002

                                  By and Among

                          GREEN EQUITY INVESTORS, L.P.,

                                ROBERT W. MILLER,

                                STEVEN G. MILLER,

                                       and

                        BIG 5 SPORTING GOODS CORPORATION


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                   AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

        This AMENDED AND RESTATED STOCKHOLDERS AGREEMENT (this "Agreement") is entered into as of June __, 2002, by and among Green Equity Investors, L.P., a Delaware limited partnership ("GEI"), Robert W. Miller ("RW Miller"), Steven G. Miller ("SG Miller" and together with RW Miller, the "Millers") and Big 5 Sporting Goods Corporation (formerly known as Big 5 Holdings Corp.), a Delaware corporation (the "Corporation"), with respect to the following facts and circumstances:

        A. The Corporation, GEI and the Millers are parties to that certain Stockholders Agreement dated as of November 13, 1997 (the "Prior Agreement") and GEI and the Company (or predecessors thereto) are parties to various agreements relating to registration of the Company's securities (collectively, the "Registration Rights Agreements").

        B. The Corporation currently contemplates consummating an initial public offering (the "IPO") of shares of its common stock, par value $0.01 per share (the "Common Stock").

        C. The Corporation, GEI and the Millers desire to amend and restate the Prior Agreement and to clarify the application of the Registration Rights Agreements effective upon the consummation of the IPO.

        NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE 1
                                   Definitions

                1.1 Definitions. In addition to certain terms that are defined elsewhere herein, as used in this Agreement, the following definitions shall apply:

                        1.1.1 "Affiliate" means, with respect to any Person, any other Person (other than the Corporation) directly or indirectly, through one or more intermediaries, controlling, controlled by or under common control with any such Person and, when used with reference to any natural Person, shall also include such Person's spouse and dependent children sharing the same household and trusts for the benefit of any of the foregoing Persons. The term "control" (including the terms "controlling," "controlled by" and "under common control with") means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities of a Person, by contract or otherwise. The term Affiliate shall not be understood to apply to any of the limited partners of GEI solely as the result of their status as such.

                        1.1.2 "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.


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                        1.1.3 "Person" means an association, a corporation, an
individual, a partnership, a limited liability company or limited liability partnership, a trust or any other entity, association or organization.

                        1.1.4 "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

                                    ARTICLE 2
                    Board Representation and Voting Agreement

                2.1 Board of Directors.

                        2.1.1 Board Composition. So long as GEI beneficially owns at least 5% of the outstanding shares of Common Stock, GEI shall be entitled to designate one (1) member for nomination to the Board of Directors of the Corporation. The member of the Board of Directors of the Corporation designated by GEI is referred to herein as the "GEI Nominee." The Board of Directors of the Corporation will nominate the GEI Nominee for election to such Board of Directors as part of the slate of directors nominated and recommended for election to the Board of Directors. If the Board of Directors of the Corporation raises a reasonable objection with GEI as to a particular nominee, GEI will be permitted to name another nominee as to which there is not a reasonable objection. The Millers shall, and shall cause all Affiliates over whom they have control to, and shall use their best efforts to cause any of their Affiliates whom they do not control to, vote any and all shares of Common Stock beneficially owned by them for the GEI Nominee.

                        2.1.2 Vacancies; Action by Board of Directors. If a vacancy is created on the Board of Directors of the Corporation by reason of the death, disability, removal or resignation of the GEI Nominee, GEI, by written notice to the Corporation, shall be entitled to designate a new GEI Nominee to fill such vacancy, and the Corporation shall cause the remaining directors to meet within ten (10) business days after receipt of such notice for the purpose of electing the designated new nominee to fill such vacancy, subject to the provisions of Section 2.1.1 as to reasonable objections. If GEI fails to designate a representative to fill a directorship pursuant to the terms of this
Article 2 within thirty (30) days of such date that the GEI Nominee ceased to so serve, the election of a person to such directorship shall be accomplished in accordance with the Corporation's Certificate of Incorporation, Bylaws and applicable law; provided that GEI will again have the ability to nominate a GEI Nominee as provided in Section 2.1.1 at the time other Directors are next nominated for election by the Corporation's stockholders.

                2.2 Voting of Shares; Representation at Meetings. During the term of this Agreement, GEI shall vote and cause to be voted all shares of Common Stock beneficially owned by GEI and Affiliates it controls and shall use its best efforts to cause Affiliates it does not control to so vote, for SG Miller and RW Miller at each meeting of the stockholders of the Company at which either or both of them are nominees to the Board of Directors of the Corporation. GEI shall cause all shares of Common Stock beneficially owned by GEI and Affiliates it controls, and shall use its best efforts to cause Affiliates it does not control, to be represented, in person or by proxy, at all meetings of holders of


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shares of Common Stock, so that such shares may be counted for the purpose of determining the presence of a quorum at such meetings.

                                    ARTICLE 3
                              Transfer Restrictions

                3.1 Sale or Transfer of Shares. During the term of this Agreement, GEI will not, and will not permit Affiliates it controls and shall use its best efforts to cause Affiliates it does not control to, directly or indirectly, sell, pledge, encumber or otherwise transfer, or agree to sell, pledge, encumber or otherwise transfer, any shares of Common Stock, except in accordance with the Securities Act (including Rule 144 and any other applicable exemption, or pursuant to the registration thereof).

                3.2 Registration Rights. GEI, the Millers and the Corporation agree that the provisions of this Agreement incorporate by reference specified provisions and otherwise supersede the Registration Rights Agreements. From and after the effective date of this Agreement, GEI shall have the registration rights set forth in Section 4 of that certain Stock Subscription Agreement dated as of September 25, 1992 between GEI and Big 5 Corporation (the "1992 Agreement"); provided that Holders (as defined in the 1992 Agreement) with 8% or more of the outstanding Common Stock will be entitled to request such registration and such request must cover 8% or more of the outstanding Common Stock. The registration provided for in Section 4(a) of the 1992 Agreement will not be considered to have been effected, however, if any Holder shall have been prevented from including at least 50% of the Common Stock such Holder requests to have included in the requested registration. The remaining provisions of
Section 4 shall continue to apply, provided that the Holders may request that each registration pursuant to Section 4(a) remain effective for no less than 180 days.

                                    ARTICLE 4
                         Representations and Warranties

                4.1 Representations and Warranties of the Corporation.

                The Corporation represents and warrants to GEI and the Millers as follows:

                        4.1.1 Organization. It is a corporation duly organized and validly existing under the laws of the State of Delaware.

                        4.1.2 Authority. It has full corporate power and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby.

                        4.1.3 Binding Obligation. The execution, delivery and performance of this Agreement by it and the consummation by it of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on its part, and, assuming the due authorization, execution and delivery of this Agreement by each of the other parties hereto, this Agreement constitutes its binding obligation, enforceable against it in accordance with its terms, except as may be limited by bankruptcy, insolvency,


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reorganization, moratorium and other similar laws and equitable principles relating to or limiting creditors' rights generally.

                        4.1.4 No Conflict. The execution, delivery and performance of this Agreement by it and the consummation by it of the transactions contemplated hereby will not, with or without the giving of notice or the lapse of time or both, (i) violate any provision of law, statute, rule or regulation to which it is subject, (ii) violate any order, judgment or decree applicable to it, or (iii) conflict with, or result in a breach or default under, any term or condition of its Certificate of Incorporation or Bylaws or any material agreement or other material instrument to which it is a party or by which it or its property is bound or affected.

                4.2 Representations and Warranties of GEI. GEI represents and warrants to the Millers and to the Corporation as follows:

                        4.2.1 Organization. It is a limited partnership duly organized and validly existing under the laws of its state of organization.

                        4.2.2 Authority. It has full limited partnership power and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby.

                        4.2.3 Binding Obligation. The execution, delivery and performance of this Agreement by it and the consummation by it of the transactions contemplated hereby have been duly and validly authorized by all necessary action on its part, and, assuming the due authorization, execution and delivery of this Agreement by each of the other parties hereto, this Agreement constitutes its binding obligation, enforceable against it in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws and equitable principles relating to or limiting creditors' rights generally.

                        4.2.4 No Conflict. The execution, delivery and performance of this Agreement by it and the consummation by it of the transactions contemplated hereby will not, with or without the giving of notice or the lapse of time or both, (i) violate any provision of law, statute, rule or regulation to which it is subject, (ii) violate any order, judgment or decree applicable to it, or (iii) conflict with, or result in a breach or default under, any term or condition of its limited partnership agreement or equivalent governing documents or any material agreement or other material instrument to which it is a party or by which it or its property is bound or affected.

                4.3 Representations and Warranties of the Millers. Each of the Millers, severally and not jointly, represents and warrants to GEI and to the Corporation as follows:

                        4.3.1 Authority. He has full power and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby.

                        4.3.2 Binding Obligation. Assuming the due authorization, execution and delivery of this Agreement by each of the other parties hereto, this Agreement constitutes his binding obligation, enforceable against him in accordance with its terms,


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except as may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws and equitable principles relating to or limiting creditors' rights generally.

                        4.3.3 No Conflict. The execution, delivery and performance of this Agreement by him and the consummation by him of the transactions contemplated hereby will not, with or without the giving of notice or the lapse of time or both, (i) violate any provision of law, statute, rule or regulation to which he is subject, (ii) violate any order, judgment or decree applicable to him, or (iii) conflict with, or result in a breach or default under, any term or condition of any material agreement or other material instrument to which he is a party or by which he or his property is bound or affected.

                                    ARTICLE 5
                                  Miscellaneous

                5.1 Effective Date. This Agreement shall be effective upon the consummation of the IPO. If the IPO has not been consummated as of August 31, 2002, this Agreement shall terminate and be of no further force and effect. The Prior Agreement and the Registration Rights Agreements shall remain in full force and effect until this Agreement becomes effective.

                5.2 Termination. This Agreement shall terminate on, and be of no further force and effect after, the date that GEI and its Affiliates beneficially own less than five percent (5%) of the outstanding Common Stock.

                5.3 Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given upon receipt if delivered personally or sent by facsimile transmission (receipt of which is confirmed) or by courier service promising overnight delivery (with delivery confirmed the next day) or three (3) business days after sent by registered or certified mail (postage prepaid, return receipt requested). Notices shall be addressed as follows:

        To the Corporation:  Big 5 Sporting Goods Corporation
                             2525 East El Segundo Boulevard
                             El Segundo, California 90245
                             Attention: Gary Meade, General Counsel
                             Facsimile: (310) 297-7592

        With a copy to:      Irell & Manella LLP
                             1800 Avenue of the Stars, Suite 900
                             Los Angeles, California 90067
                             Attention:  Andrew W. Gross, Esq.
                             Facsimile:  (310) 277-1010

        To GEI:              Green Equity Investors, L.P.
                             c/o Leonard Green & Partners, L.P.
                             11111 Santa Monica Boulevard
                             Suite 2000
                             Los Angeles, California 90025


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                             Attention:  Jonathan Sokoloff
                             Facsimile:  (310) 954-0404

        To the Millers:      Robert W. Miller
                             Steven G. Miller
                             c/o Big 5 Sporting Goods Corporation
                             2525 East El Segundo Boulevard
                             El Segundo, California 90245
                             Facsimile:  (310) 297-7595

Any party may from time to time change its address for the purpose of notices by a similar notice specifying the new address but no such change shall be effective as against any Person until such Person shall have actually received it.

                5.4 Specific Performance. The parties hereto agree that if any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, irreparable damage would occur, no adequate remedy at law would exist and damages would be difficult to determine, and that the parties shall be entitled to specific performance of the terms hereof (without requirement to post bond), in addition to any and all other remedies at law or in equity.

                5.5 Amendment; Waiver. Except as provided in Section 5.10, this Agreement may be amended, modified, supplemented or terminated only by a written instrument signed by the Corporation, GEI and the Millers. No provision of this Agreement may be waived orally, but only by a written instrument signed by the party against whom enforcement of such waiver is sought. No alteration, modification or impairment shall be implied by reason of any previous waiver, extension of time, delay or omission in exercise, or other indulgence.

                5.6 Further Assurances. Each party hereto agrees to execute any and all further documents and writings and to perform such other actions which may be or become necessary or expedient to effectuate and carry out this Agreement. GEI and each of the Millers will, and will cause its or his Affiliates it or he controls, to provide the Corporation, with the stock certificates representing its or his or its or his Affiliates shares of Common Stock so that such certificates may be imprinted with an appropriate legend with regard to the terms and existence of this Agreement.

                5.7 No Third-Party Benefits. None of the provisions of this Agreement shall be for the benefit of, or enforceable by, any third-party beneficiary.

                5.8 Interpretation. For all purposes of this Agreement, except as otherwise expressly provided, all terms defined herein include the plural as well as the singular and the words "include," "includes" and "including" shall be deemed in each case to be followed by the words "without limitation."

                5.9 Assignability. Except as provided herein, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and permitted assigns. The right to designate a member of the Board


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of Directors of the Corporation set forth in Section 2.1 hereunder may not be assigned or transferred.

                5.10 Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable by any court of competent jurisdiction or as a result of future legislative action, and if the rights or obligations of any party hereto under this Agreement will not be materially and adversely affected thereby, (a) such provision will be fully severable, (b) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (c) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and
(d) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

                5.11 Entire Agreement. This Agreement contains the final and entire agreement among the parties with respect to the matters contemplated hereby and supersedes all written or verbal representations, warranties, commitments and other understandings prior to the date hereof, except, with respect to the Registration Rights Agreements, as expressly herein incorporated. No reference shall be made to any draft of this Agreement for purposes of interpretation or resolution of ambiguity or otherwise.

                5.12 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to principles of conflicts of law.

                5.13 Attorneys' Fees. In any suit or proceeding arising out of this Agreement to interpret or enforce any provision of this Agreement, the prevailing party shall be entitled to all reasonable out-of-pocket expenses and reasonable attorneys' fees incurred by such party in connection with such suit or proceeding.

                5.14 Captions. The descriptive headings herein are inserted for convenience only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

                5.15 Information Regarding Beneficial Ownership. GEI and each of the Millers agrees to promptly provide to the Corporation any information or representations that the Corporation may request regarding its or his and its or his Affiliates' beneficial ownership of Common Stock.

                5.16 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.


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        IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first set forth above.

                                            GREEN EQUITY INVESTORS L.P.,
                                            a Delaware limited partnership

                                            By:    Leonard Green & Associates
                                                   General Partner

                                                   By:
                                                      --------------------------
                                                      General Partner


                                            ------------------------------------
                                            Robert W. Miller


                                            ------------------------------------
                                            Steven G. Miller


                                            BIG 5 SPORTING GOODS CORPORATION,
                                            a Delaware corporation

                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:




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